Exhibit 10.4.2

AMENDMENT NO. 2 TO CREDIT AGREEMENT
This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”) is dated as of February 8, 2017, and is entered into by and among ALERIS INTERNATIONAL, INC., a Delaware corporation (the “Company”), the other Domestic Borrowers party hereto, ALERIS ALUMINUM DUFFEL BVBA, a private limited liability company organized under the laws of Belgium (the “Belgian Borrower”), ALERIS ROLLED PRODUCTS GERMANY GMBH, a company with limited liability organized under the laws of Germany (the “German Borrower A”), ALERIS CASTHOUSE GERMANY GMBH, a company with limited liability organized under the laws of Germany (the “German Borrower B”), ALERIS SWITZERLAND GMBH, a company with limited liability organized under the laws of Switzerland (the “Swiss Borrower” and, together with the Company, the other Domestic Borrowers, the Belgian Borrower, the German Borrower A and the German Borrower B, the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (the “Administrative Agent”), and J.P. MORGAN EUROPE LIMITED, as the European agent for the Lenders (the “European Agent”).
W I T N E S S E T H:
WHEREAS, the Borrowers, the other Loan Parties, the lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the European Agent are parties to that certain Credit Agreement dated as of June 15, 2015 (as amended by Amendment No. 1 thereto dated as of March 18, 2016 and as the same may be further amended, modified and supplemented from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein have the definitions provided therefor in the Credit Agreement);
WHEREAS, the Company has requested that the Agents and the Required Lenders agree to certain amendments to the Credit Agreement as set forth herein; and
WHEREAS, the Required Lenders party hereto have agreed to such requests subject to the terms and conditions set forth herein;
NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Amendments. Subject to the satisfaction of the conditions set forth in Section 2 below, and in reliance on the representations set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a)Section 1.01 (Defined Terms) of the Credit Agreement is hereby amended to insert the following defined terms therein in appropriate alphabetical order:

“2021 Add-on Notes” means up to $200,000,000 in aggregate principal amount of 9.50% Senior Secured Notes due 2021 issued or to be issued on or after the Amendment No. 2 Effective Date, but prior to March 31, 2017, pursuant to the 2021 Notes Indenture.
“2021 Notes Indenture” means that certain Indenture dated as of April 4, 2016, among the Company, each of the guarantors party thereto, and U.S. Bank National Association, as Trustee and Collateral Agent, pursuant to which the 2021 Notes (Combined) were or will be issued, as the same may be from time to time amended, restated or otherwise modified.

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“2021 Notes” means the $550,000,000 in aggregate principal amount of 9.50% Senior Secured Notes due 2021 issued on April 4, 2016 pursuant to the 2021 Notes Indenture.
“2021 Notes (Combined)” means the 2021 Notes and the 2021 Add-on Notes, collectively.
“Amendment No. 2 Effective Date” means February 8, 2017.
b)     Section 6.01(q) (Indebtedness) of the Credit Agreement is hereby amended and restated to read in full as follows:
(q)     Indebtedness in respect of the 2021 Notes (Combined);
c)    Section 6.02(m) (Liens) of the Credit Agreement is hereby amended to replace the words “Section 6.01(s), (u) or (x)” set forth therein with the words “Section 6.01(q), (s), (u) or (x)”.
2.Conditions to Effectiveness. The effectiveness of this Consent is subject to the following conditions precedent, each to be in form and substance satisfactory to the Administrative Agent:
(a)the Administrative Agent shall have received a copy of this Amendment executed by each Borrower, each other Loan Party, the Required Lenders, the Administrative Agent and the European Agent;
(b)the Administrative Agent shall have received, for the ratable benefit of each Lender that executes this Amendment, an amendment fee equal to 0.10% of the Revolving Commitments of such Lenders; and
(c)no Default or Event of Default shall have occurred and be continuing.
3.Representations and Warranties. To induce the Agents and the Lenders to enter into this Amendment, each of the Loan Parties represent and warrant to the Agents and the Lenders that:
(a)the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Loan Party and this Amendment has been duly executed and delivered such Loan Party;
(b)after giving effect to this Amendment, the representations and warranties of the Loan Parties set forth in the Credit Agreement and each other Loan Document are true and correct in all material respects with the same effect as though made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date is true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier is true and correct in all respects);
(c)(i) the 2021 Add-on Notes and the Indebtedness evidenced thereby constitute "Additional Notes" (as defined in the 2021 Indenture) and "Permitted Additional Pari Passu Obligations" (as defined in the 2021 Indenture) incurred in accordance with the 2021 Indenture and "Notes Obligations" (as defined in that certain Intercreditor Agreement, dated as of April 4, 2016, among Aleris Corporation, the Company, certain domestic subsidiaries of the Company, JPMorgan Chase Bank, N.A., as the ABL Facility Agent and U.S. Bank National Association, as the Notes Agent (the "2021 Notes Intercreditor Agreement")) incurred subject to the 2021 Notes Intercreditor Agreement; and (ii) the assets and property of the Loan Parties securing the 2021 Add-on Notes and the Indebtedness evidenced thereby constitute "Notes Collateral" (as defined in the 2021 Notes Intercreditor Agreement) subject to the 2021 Notes Intercreditor Agreement; and
(d)no Default or Event of Default has occurred and is continuing.

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4.Acknowledgment of Loan Guarantor; Reaffirmation. Each Loan Guarantor hereby acknowledges that the Borrowers, the Administrative Agent, the European Agent and the Lenders have amended the Credit Agreement by this Amendment, and such Loan Guarantor acknowledges that the Administrative Agent, the European Agent and the Lenders would not amend the Credit Agreement in the absence of the agreements of such Loan Guarantor contained herein. Each Loan Guarantor hereby approves of and consents to the Amendment, agrees that its obligations under the applicable Loan Guarantee and the other Loan Documents to which it is a party shall not be diminished as a result of the execution of the Amendment, and confirms that the applicable Loan Guarantee and all other Loan Documents to which it is a party are in full force and effect. Each Loan Party hereby reaffirms its obligations under any applicable Security Agreement and each other Collateral Document to which it is a party. Without limiting the foregoing, each Loan Party hereby reaffirms its pledge, assignment and grant of a Lien on the Collateral to the applicable Agent, on behalf of and for the ratable benefit of the applicable Lenders, to secure the prompt and complete payment and performance of the applicable Obligations.
5.Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
6.References. Any reference to the Credit Agreement contained in any document, instrument or Credit Agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.
7.Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. Delivery by telecopy or electronic portable document format (i.e., “pdf”) transmission of executed signature pages hereof from one party hereto to another party hereto shall be deemed to constitute due execution and delivery by such party.
8.Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions of the Credit Agreement and shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement. Except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect.
9.Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:
ALERIS INTERNATIONAL, INC., as a Domestic Borrower By: /s/ Eric M. Rychel Name: Eric M. Rychel Title: EVP, CFO & Treasurer
ALERIS ROLLED PRODUCTS, INC., as a Domestic Borrower By: /s/ Eric M. Rychel Name: Eric M. Rychel Title: President
ALERIS ROLLED PRODUCTS, LLC, as a Domestic Borrower By: /s/ Eric M. Rychel Name: Eric M. Rychel Title: President
ALERIS ROLLED PRODUCTS SALES CORPORATION, as a Domestic Borrower By: /s/ Eric M. Rychel Name: Eric M. Rychel Title: President
IMCO RECYCLING OF OHIO, LLC, as a Domestic Borrower By: /s/ Eric M. Rychel Name: Eric M. Rychel Title: President

ALERIS OHIO MANAGEMENT, INC., as a Domestic Borrower By: /s/ Eric M. Rychel Name: Eric M. Rychel Title: President
NICHOLS ALUMINUM LLC, as a Domestic Borrower By: /s/ Eric M. Rychel Name: Eric M. Rychel Title: President

Aleris Aluminum Duffel BVBA, as the Belgian Borrower By: /s/ Geert Vannuffelen Name: Geert Vannuffelen Title: Managing Director

Aleris Rolled Products Germany GmbH, as a German Borrower By: /s/ Alasdair Crawford Name: Alasdair Crawford Title: Managing Director
ALERIS CASTHOUSE GERMANY GMBH, as a German Borrower By: /s/ Alasdair Crawford Name: Alasdair Crawford Title: Managing Director

ALERIS SWITZERLAND GMBH, as the Swiss Borrower By: /s/ Eric M. Rychel Name: Eric M. Rychel Title: Managing Director

JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent By: /s/ Mac Banas Name: Mac Banas Title: Authorized Officer
J.P. MORGAN EUROPE LIMITED, as a Lender and as European Agent By: /s/ Matthew Sparkes Name: Matthew Sparkes Title: Authorised Officer

BANK OF AMERICA, N.A., as a Lender By: /s/ Thomas M. Herron Name: Thomas M. Herron Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Krista Mize Name: Krista Mize Title: Authorized Signatory
WELLS FARGO BANK (LONDON BRANCH), as a Lender By: /s/ N B Hogg Name: N B Hogg Title: Authorised Signatory

BARCLAYS BANK PLC, as a Lender By: /s/ Joseph Jordan Name: Joseph Jordan Title: Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender By: /s/ Marcus Tarkington Name: Marcus Tarkington Title: Director By: /s/ Anca Trifan Name: Anca Trifan Title: Managing Director

GOLDMAN SACHS BANK USA, as a Lender By: /s/ Ushma Dedhiya Name: Ushma Dedhiya Title: Authorized Signatory

CITIBANK, N.A., as a Lender By: /s/ Brendan Mackay Name: Brendan Mackay Title: Vice President and Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender By: /s/ Robert Hetu Name: Robert Hetu Title: Authorized Signatory By: /s/ Szymon Ordys Name: Szymon Ordys Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Gregory J. Hall Name: Gregory J. Hall Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION, as a Lender By: /s/ Andrew Blickensderfer Name: Andrew Blickensderfer Title: Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ Roger F. Reeder Name: Roger F. Reeder Title: Vice President